UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2011

FEDERAL HOME LOAN BANK OF SEATTLE
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51406	91-0852005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Fourth Avenue, Suite 1800
Seattle, WA  98101-1693
(Address of principal executive offices, including zip code)

206.340.2300
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Election of Certain Officers; Compensatory Arrangements of Certain Officers

      On November 18, 2011, Steven R. Horton, the Acting President and Chief Executive Officer of the Federal Home Loan Bank of Seattle (the "Seattle Bank"), advised the Seattle Bank's Board of Directors (the "Board") that he would retire from the Seattle Bank effective immediately. A committee composed of the Seattle Bank's executive officers, consisting of Vincent L. Beatty, Senior Vice President, Chief Financial Officer and Acting Chief Operating Officer, Christina J. Gehrke, Senior Vice President, Chief Accounting and Administrative Officer, Mike E. Brandeberry, Senior Vice President, Chief Counsel and Corporate Secretary and John F. Stewart, Senior Vice President, Chief Risk Officer, will manage the responsibilities of the Chief Executive Officer, effective immediately. Information relating to these executive officers can be found in the Seattle Bank's Annual Report on Form 10-K for the year ended December 31, 2010. The Seattle Bank is continuing its search for a permanent President and Chief Executive Officer.
In addition to the post-employment benefits Mr. Horton is entitled to under the policies approved by the Seattle Bank's Board and as set forth in the Seattle Bank's Annual Report on Form 10-K for the year ended December 31, 2010, the Seattle Bank will pay Mr. Horton his salary through the remainder of 2011.

Item 7.01    Regulation FD Disclosure
Attached as Exhibit 99.1 to this Current Report on Form 8-K is a copy of the press release dated November 22, 2011, regarding Mr. Horton's retirement. The information contained in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits

(d)	Exhibits
	99.1	Press Release dated November 22, 2011, issued by the Federal Home Loan Bank of Seattle

Signature(s)

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Seattle

Date: November 22, 2011	By: /s/ Vincent L. Beatty
Senior Vice President, Chief Financial Officer and Acting Chief Operating Officer

Exhibit Index
(d)	Exhibit No.	Description
	99.1	Press Release dated November 22, 2011, issued by the Federal Home Loan Bank of Seattle